SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2004

CELLEGY PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-26372	82-0429727
(Commission File Number)	(IRS Employer Identification No.)

349 Oyster Point Boulevard, Suite 200 South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

(650) 616-2200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 5:        OTHER EVENTS.

Filed with this report as Exhibit 99.01 is a press release issued by the Company on July 27, 2004 announcing that it raised $10.3 million in a private placement of its common stock.

ITEM 7:        FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits.

99.01                     Press Release issued by the Registrant dated July 27, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2004	CELLEGY PHARMACEUTICALS, INC.

	By:	/s/ A. Richard Juelis
A. Richard Juelis
Vice President of Finance and Chief Financial Officer